                                                                   Exhibit 99.1

                            CERTIFICATION PURSUANT TO

                                        -

                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Michael Anthony Jewelers, Inc. (the Company) on Form 10-K for the period ending February 1, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael
W. Paolercio, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of section 13(a) or 159(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




/s/: Michael W. Paolercio
Chief Executive Officer

February 1, 2003

                                                                  EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Michael Anthony Jewelers, Inc. (the Company) on Form 10-K for the period ending February 1, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Allan Corn, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.
section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of section 13(a) or 159(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/: Allan Corn
Chief Financial Officer

February 1, 2003



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